                       New England Life Insurance Company

                                Power of Attorney

                               Michael K. Farrell
     Chairman of the Board, President, Chief Executive Officer and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President, Chief Executive Officer and a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2010.

                                        /s/ Michael K. Farrell
                                        ----------------------------------------
                                        Michael K. Farrell

                               POWERS OF ATTORNEY

                       NEW ENGLAND LIFE INSURANCE COMPANY

DESIGNATION OF AGENT(S):

                                Peter M. Carlson
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, a director, Executive Vice President and Chief Accounting Officer of New England Life Insurance Company (the "Company"), a Massachusetts company, do hereby authorize and appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie
C. Swift, and each of whom may act individually and none of whom is required to act jointly with any of the others, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution to sign and file on such person's behalf in each capacity stated below, and to execute and file any instrument or document to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites,
www.senate.state.ny.us or www.assembly.state.ny.us.
----------------------    ------------------------

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:
When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March,
2010

                                        /s/ Peter M. Carlson
                                        ----------------------------------------
                                        Peter M. Carlson

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

     It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

     We, Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

I acknowledge my legal responsibilities.

Agent(s) sign(s) here:==>   /s/ Michele H. Abate                    4/19/10
                            -------------------------------------
                            Michele H. Abate                        Date

Agent(s) sign(s) here:==>   /s/ John E. Connolly, Jr.               4/19/10
                            -------------------------------------
                            John E. Connolly, Jr.                   Date

Agent(s) sign(s) here:==>   /s/ Gina C. Sandonato                   4/19/10
                            -------------------------------------
                            Gina C. Sandonato                       Date

Agent(s) sign(s) here:==>   /s/ Marie C. Swift                      4/19/10
                            -------------------------------------
                            Marie C. Swift                          Date

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

     [X] Peter M. Carlson

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 22 DAY OF March, 2010.

(SEAL)

                                        /s/ Barbara E. Ruder
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

BARBARA E. RUDER
Notary Public, State of New York
No. 30-4773244
Qualified in Bronx County
Certificate Filed in New York County
Commission Expires Sept. 30, 2010

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X] Michele H. Abate

[X] John E. Connolly, Jr.

[X] Gina C. Sandonato

[X] Marie C. Swift

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 19th DAY OF April, 2010.

(SEAL)

                                        /s/ Michael L. Cifelli
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

MICHAEL L. CIFELLI
Notary Public
Commonwealth of Massachusetts
My Commission Expires Jan. 14, 2016

                       New England Life Insurance Company

                                Power of Attorney

                                 Gene L. Lunman
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of April, 2010.

                                        /s/ Gene Lunman
                                        ----------------------------------------
                                        Gene L. Lunman

                               POWERS OF ATTORNEY

                       NEW ENGLAND LIFE INSURANCE COMPANY

DESIGNATION OF AGENT(S):

                                 Louis J. Ragusa
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Louis J. Ragusa, a director of New England Life Insurance Company (the "Company"), a Massachusetts company, do hereby authorize and appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of whom may act individually and none of whom is required to act jointly with any of the others, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution to sign and file on such person's behalf in each capacity stated below, and to execute and file any instrument or document to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites,
www.senate.state.ny.us or www.assembly.state.ny.us.
----------------------    ------------------------

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:
When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of April,
2010

                                        /s/ Louis J. Ragusa
                                        ----------------------------------------
                                        Louis J. Ragusa

AGENT'S SIGNATURE AND ACKNOWLEDGMENT OF APPOINTMENT:

     It is not required that the principal and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

     We, Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

I acknowledge my legal responsibilities.

Agent(s) sign(s) here:==>   /s/ Michele H. Abate                    4/19/10
                            -------------------------------------
                            Michele H. Abate                        Date

Agent(s) sign(s) here:==>   /s/ John E. Connolly, Jr.               4/19/10
                            -------------------------------------
                            John E. Connolly, Jr.                   Date

Agent(s) sign(s) here:==>   /s/ Gina C. Sandonato                   4/19/10
                            -------------------------------------
                            Gina C. Sandonato                       Date

Agent(s) sign(s) here:==>   /s/ Marie C. Swift                      4/19/10
                            -------------------------------------
                            Marie C. Swift                          Date

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

     [X] Louis J. Ragusa

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 15th DAY OF April, 2010.

(SEAL)

                                        /s/ Ellen M. Jentz
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

ELLEN M. JENTZ
Notary Public, State of New York
No. 01JE4927208
Comm. Expires April 11, 2014

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X] Michele H. Abate
[X] John E. Connolly, Jr.
[X] Gina C. Sandonato
[X] Marie C. Swift

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 19th DAY OF April, 2010.

(SEAL)

                                        /s/ Michael L. Cifelli
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

MICHAEL L. CIFELLI
Notary Public
Commonwealth of Massachusetts
My Commission Expires Jan. 14, 2016

                       New England Life Insurance Company

                                Power of Attorney

                              Catherine M. Richmond
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Catherine M. Richmond, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of April, 2010.

                                        /s/ Catherine M. Richmond
                                        ----------------------------------------
                                        Catherine M. Richmond

                       New England Life Insurance Company

                                Power of Attorney

                                Michael J. Vietri
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Vietri, a director of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2010.

                                        /s/ Michael J. Vietri
                                        ----------------------------------------
                                        Michael J. Vietri

                       New England Life Insurance Company

                                Power of Attorney

                                 James J. Reilly
                                 Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, a Vice President and principal financial officer of New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account (Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account (American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of April, 2010.

                                        /s/ James J. Reilly
                                        ----------------------------------------
                                        James J. Reilly

                      New England Life Insurance Company

                              Power of Attorney

                                Todd B. Katz
                                  Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Todd B. Katz, a director of
New England Life Insurance Company, a Massachusetts company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

.. New England Variable Life Separate Account
(Zenith Life File No. 002-82838, Zenith Life One File No. 033-10954, Zenith
Life Plus File No.033-19540, Zenith Life Plus II File No. 033-52050, Zenith Life Executive 65 File No. 033-64170, Zenith Survivorship Life File No. 033-66864, Zenith Flexible Life File No. 033-88082, Zenith Flexible Life 2001 File
No. 333-103193, American Gateway Series File No. 033-65263, Zenith Variable Whole Life File No. 333-21767, Enterprise Executive Advantage File No. 333-46401, Zenith Survivorship Life 2002 File No. 333-89409, Zenith Flexible Life 2002 File No. 333-73676), and

.. New England Variable Annuity Separate Account
(American Growth Series File No. 033-85442, American Forerunner Series File No. 333-51676),

or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21 day of April, 2010.

                                         /s/ Todd B. Katz
                                         ---------------------
                                         Todd B. Katz